                                                                    EXHIBIT 99.8

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This is an Assignment, Assumption and Recognition Agreement (the "Agreement") made this 1st day of April, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Assignee") and CitiMortgage, Inc. ("CitiMortgage").

     In consideration of the mutual promises contained herein the parties hereto agree that the mortgage loans (the "Mortgage Loans") listed on Attachment 1 annexed hereto (the "Mortgage Loan Schedule") now serviced by CitiMortgage for Assignor and its successors and assigns pursuant to the Mortgage Servicing Purchase and Sale Agreement dated as of February 28, 2006, between Assignor and CitiMortgage (the "Servicing Agreement") shall be subject to the terms of this Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

                            ASSIGNMENT AND ASSUMPTION

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Mortgage Loans and, to the extent of the Mortgage Loans, all of its right, title and interest in, to and under the Servicing Agreement.

         MODIFICATIONS OF CERTAIN PROVISIONS OF THE SERVICING AGREEMENT

     2. For purposes of servicing the Mortgage Loans hereunder, the parties hereto agree that the provisions of the Servicing Agreement shall be modified in the manner set forth on Exhibit A hereto.

                                   WARRANTIES

     3. Assignor warrants and represents to, and covenants with, the Assignee as of the date hereof that:

          (a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          (b) Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement to the extent of the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever and upon the transfer of the Mortgage Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of Assignee's interests, rights and obligations under the Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

          (c) There are no offsets, counterclaims or other defenses available to Assignor with respect to the Mortgage Loans or the Servicing Agreement;

          (d) Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, the Mortgage Loans;

          (e) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

          (f) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and CitiMortgage, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

          (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

     4. Assignee warrants and represents to, and covenants with, Assignor and CitiMortgage that as of the date hereof:

          (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

          (b) Assignee has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of

     Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and CitiMortgage, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this Agreement, or the consummation by it of the transactions contemplated hereby; and

          (d) Assignee agrees to be bound, as "Seller" (as such term is defined under the Servicing Agreement), by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of Assignor and CitiMortgage all of Assignor's obligations as Seller thereunder.

     5. CitiMortgage warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

          (a) CitiMortgage is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) CitiMortgage has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of CitiMortgage's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of CitiMortgage's charter or by-laws or any legal restriction, or any material agreement or instrument to which CitiMortgage is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which CitiMortgage or its property is subject. The execution, delivery and performance by CitiMortgage of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of CitiMortgage. This Agreement has been duly executed and delivered by CitiMortgage and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of CitiMortgage enforceable against CitiMortgage in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by CitiMortgage in connection with the execution, delivery or performance by CitiMortgage of this Agreement, or the consummation by it of the transactions contemplated hereby.

                            RECOGNITION OF ASSIGNEE

     6. From and after the date hereof, CitiMortgage shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans in accordance with the Servicing Agreement, as if Assignee and CitiMortgage had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of Assignor, CitiMortgage and Assignee that the Agreement will constitute a separate and distinct servicing agreement, and the entire agreement, between CitiMortgage and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

     7. The Mortgage Loans shall be serviced by CitiMortgage for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

     8. CitiMortgage acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Assignee, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). CitiMortgage shall deliver all reports required to be delivered under the Mortgage Servicing Purchase and Sale Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors, Inc., Series 2006-A2

     9. CitiMortgage hereby acknowledges that the Master Servicer has the right to enforce all obligations of CitiMortgage under the Purchase and Servicing Agreement acting on behalf of the Assignee, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate CitiMortgage, as purchaser under the Mortgage Servicing Purchase and Sale Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by CitiMortgage under the Mortgage Servicing Purchase and Sale Agreement, the right to receive all monthly reports and other data required to be delivered by CitiMortgage under the Mortgage Servicing Purchase and Sale Agreement, the right to examine the books and records of CitiMortgage and the right to exercise certain rights of consent and approval of the "Seller" under the Mortgage Servicing Purchase and Sale Agreement. Notwithstanding the foregoing, it is understood that CitiMortgage shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of CitiMortgage which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the "Seller" under the Mortgage Servicing Purchase and Sale Agreement and this Agreement only to the extent that the Master Servicer has any obligations of the "Seller". In addition, the Assignee shall indemnify CitiMortgage and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that CitiMortgage may sustain in any way related to (a) actions or inactions of CitiMortgage which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the obligations of the "Seller" under the Mortgage Servicing Purchase and Sale Agreement and this Agreement. CitiMortgage shall make all distributions under the Mortgage Servicing Purchase and Sale Agreement to the Master Servicer by wire transfer of immediately available funds to:

               Wells Fargo Bank, N.A.
               ABA Number: #121-000-248
               Account Name: Corporate Trust Clearing
               Account number: 3970771416
               For further credit to: MLMI 2006-A2
               Distribution Account Number: 50913000

     10. For purposes of both Section L and Section AA of Exhibit M of the Mortgage Servicing Purchase and Sale Agreement, CitiMortgage is hereby notified, and CitiMortgage hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

                                  MISCELLANEOUS

     11. All demands, notices and communications related to the Mortgage Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

          (a) In the case of CitiMortgage,

               CitiMortgage, Inc.
               1000 Technology Drive, MS 55,
               O'Fallon, Missouri 63368
               Attention: Capital Markets

               with a copy to

               Investor Reporting Department, MS 314

          (b) In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MLMI 2006-A2

          (c) In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               4 World Financial Center, South Tower
               New York, New York 10281
               Attention: MLMI 2006-A2

     12. This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     13. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, Assignee or CitiMortgage may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, Assignee or CitiMortgage, respectively, hereunder.

     15. This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Servicing Agreement.

     16. This Agreement shall terminate upon a clean up call of the Merrill Lynch Mortgage Investors Trust, Series 2006-A2; provided, however, that the Servicer shall continue to service the Mortgage Loans subject to such clean up call pursuant to the Servicing Agreement.

     17. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


CITIMORTGAGE, INC.
Company


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                  ATTACHMENT 1

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                  ATTACHMENT 2

                 MORTGAGE SERVICING PURCHASE AND SALE AGREEMENT

                                See Exhibit 99.9

                                    Exhibit A

                    Modifications to the Servicing Agreement

1. The third paragraph of Section 12.01 is hereby modified by the insertion of the word "with" following the words "shall cooperate" and by the deletion of the words "notice of".

2. Section 12.03(e) is hereby modified by the insertion of the words ", any Master Servicer" immediately following the words "(x) written notice to the Seller".

3. Section 12.03(g) is hereby modified by the insertion of the words "copies or other evidence of fidelity bond insurance and errors and omissions insurance," immediately following the words "the person signing any certification or statement,".

4. Section 12.04 is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request".

5. Section 12.05(a)(i) is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request" within the parenthetical.

6. Section 12.05(a)(ii) is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request" within the parenthetical.

7. Section 12.05(a)(iii) is hereby modified by replacing the word "and" following the words "Regulation AB," with the words "to deliver" and by the insertion of the word "and" immediately following the words "Section 12.04,".

8. Section 12.05(a)(iv) is hereby modified by the deletion of the words "if requested by any Depositor or any Master Servicer not later than March 1 of the calendar year in which such certification is to be delivered," and by the insertion of the words "(in the case of the Depositor, solely if requested prior to March 1 of the calendar year in which such certification is to be delivered).

9.   Exhibit M is hereby modified by replacing the first paragraph of Section
     (N) with the following paragraph:

     On or before the fifth (5th) Business Day of each month, the Purchaser shall furnish to the Seller or its designee, in mutually agreeable electronic format and as to the latest Due Period, the information included in the delinquency report set forth in Exhibit M-1, the monthly remittance advice set forth in Exhibit M-2, and the realized loss report set forth in Exhibit M-3 (provided that the information to be provided in each case may be either in the form set forth in the applicable exhibit or in such other form as the parties shall agree or have previously agreed upon), together with such other information with respect to the Mortgage Loans as the Seller may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith.

10. Exhibit M is hereby modified by the deletion of sections (S) and (T) and Subsection (i) of Section (W).

11.  Exhibit M is hereby modified by the deletion, from paragraph (b) of Section
     (Y), the words "without cause, including without limitation upon exercise of any clean up call with respect to a Reconstitution" and by the insertion in such paragraph, immediately following the words "with respect to the Servicing so terminated" the words "; provided, no such termination fee shall be payable in any case of termination for cause or termination pursuant to the exercise of any clean up call with respect to a Reconstitution".

12. Exhibit M-1 is hereby modified by replacing such exhibit in its entirety with Exhibit B-1 to this Assignment, Assumption and Recognition Agreement .

13. Exhibit M-2 is hereby modified by replacing such exhibit in its entirety with Exhibit B-2 to this Assignment, Assumption and Recognition Agreement .

14. The Servicing Agreement is hereby modified by the addition of a new Exhibit M-3, which shall be identical to Exhibit B-3 to this Assignment, Assumption and Recognition Agreement

                                   Exhibit B-1

                                 Monthly Report

COLUMN NAME              DESCRIPTION                                           DECIMAL   FORMAT COMMENT         MAX SIZE
-----------              -----------                                           -------   --------------         --------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a group              Text up to 10 digits         20
                         of loans.

LOAN_NBR                 A unique identifier assigned to each loan by the                Text up to 10 digits         10
                         investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                       Text up to 10 digits         10
                         Servicer. This may be different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in the file. It is                Maximum length of 30         30
                         not separated by first and last name.                           (Last, First)

SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest       2      No commas(,) or              11
                         payment that a borrower is expected to pay, P&I                 dollar signs ($)
                         constant.

NOTE_INT_RATE            The loan interest rate as reported by the Servicer.      4      Max length of 6               6

NET_INT_RATE             The loan gross interest rate less the service fee        4      Max length of 6               6
                         rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported by        4      Max length of 6               6
                         the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as reported         2      No commas(,) or              11
                         by the Servicer.                                                dollar signs ($)

NEW_PAY_AMT              The new loan payment amount as reported by the           2      No commas(,) or              11
                         Servicer.                                                       dollar signs ($)

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.           4      Max length of 6               6

ARM_INDEX_RATE           The index the Servicer is using to calculate a           4      Max length of 6               6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the           2      No commas(,) or              11
                         beginning of the processing cycle.                              dollar signs ($)

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end       2      No commas(,) or              11
                         of the processing cycle.                                        dollar signs ($)

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the                MM/DD/YYYY                   10
                         borrower's next payment is due to the Servicer, as
                         reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.              2      No commas(,) or              11
                                                                                         dollar signs ($)

SERV_CURT_DATE_1         The curtailment date associated with the first                  MM/DD/YYYY                   10
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment        2      No commas(,) or              11
                         amount, if applicable.                                          dollar signs ($)

SERV_CURT_AMT_2          The second curtailment amount to be applied.             2      No commas(,) or              11
                                                                                         dollar signs ($)

COLUMN NAME              DESCRIPTION                                           DECIMAL   FORMAT COMMENT         MAX SIZE
-----------              -----------                                           -------   --------------         --------
SERV_CURT_DATE_2         The curtailment date associated with the second                 MM/DD/YYYY                   10
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment       2      No commas(,) or              11
                         amount, if applicable.                                          dollar signs ($)

SERV_CURT_AMT_3          The third curtailment amount to be applied.              2      No commas(,) or              11
                                                                                         dollar signs ($)

SERV_CURT_DATE_3         The curtailment date associated with the third                  MM/DD/YYYY                   10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third curtailment        2      No commas(,) or              11
                         amount, if applicable.                                          dollar signs ($)

PIF_AMT                  The loan "paid in full" amount as reported by the        2      No commas(,) or              11
                         Servicer.                                                       dollar signs ($)

PIF_DATE                 The paid in full date as reported by the Servicer.              MM/DD/YYYY                   10

                                                                                         Action Code Key:              2
                                                                                         15=Bankruptcy,
                                                                                         30=Foreclosure, ,
                                                                                         60=PIF,
                                                                                         63=Substitution,
                                                                                         65=Repurchase,70=REO

ACTION_CODE              The standard FNMA numeric code used to indicate
                         the default/delinquent status of a particular loan.

INT_ADJ_AMT              The amount of the interest adjustment as reported        2      No commas(,) or              11
                         by the Servicer.                                                dollar signs ($)

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if             2      No commas(,) or              11
                         applicable.                                                     dollar signs ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.          2      No commas(,) or              11
                                                                                         dollar signs ($)

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if         2      No commas(,) or              11
                         applicable.                                                     dollar signs ($)

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at        2      No commas(,) or              11
                         the beginning of the cycle date to be passed                    dollar signs ($)
                         through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to investors         2      No commas(,) or              11
                         at the end of a processing cycle.                               dollar signs ($)

SCHED_PRIN_AMT           The scheduled principal amount as reported by the        2      No commas(,) or              11
                         Servicer for the current cycle -- only applicable               dollar signs ($)
                         for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the             2      No commas(,) or              11
                         service fee amount for the current cycle as                     dollar signs ($)
                         reported by the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the             2      No commas(,) or              11
                         Servicer for the current reporting cycle -- only                dollar signs ($)
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the service        2      No commas(,) or              11
                         fee amount for the current reporting cycle as                   dollar signs ($)
                         reported by the Servicer -- only applicable for
                         Actual/Actual Loans.

COLUMN NAME              DESCRIPTION                                           DECIMAL   FORMAT COMMENT         MAX SIZE
-----------              -----------                                           -------   --------------         --------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower              2      No commas(,) or              11
                         prepays on his loan as reported by the Servicer.                dollar signs ($)

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived        2      No commas(,) or              11
                         by the servicer.                                                dollar signs ($)

MOD_DATE                 The Effective Payment Date of the Modification for              MM/DD/YYYY                   10
                         the loan.

MOD_TYPE                 The Modification Type.                                          Varchar - value can          30
                                                                                         be alpha or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest           2      No commas(,) or              11
                         advances made by Servicer.                                      dollar signs ($)

                                   Exhibit B-2

                           Monthly Delinquency Report

COLUMN/HEADER NAME                                     DESCRIPTION                           DECIMAL   FORMAT COMMENT
------------------                                     -----------                           -------   --------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the Servicer. This
                              may be different than the LOAN_NBR

LOAN_NBR                      A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due to the                  MM/DD/YYYY
                              servicer at the end of processing cycle, as reported by
                              Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.                        MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the bankruptcy
                              filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been approved               MM/DD/YYYY
                              by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy. Either by                  MM/DD/YYYY
                              Dismissal, Discharged and/or a Motion For Relief Was
                              Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The Servicer                MM/DD/YYYY

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation/Plan Is Scheduled To End/Close              MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed                       MM/DD/YYYY

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the servicer with                    MM/DD/YYYY
                              instructions to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue Foreclosure                 MM/DD/YYYY

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a Foreclosure                MM/DD/YYYY
                              Action

COLUMN/HEADER NAME                                     DESCRIPTION                           DECIMAL   FORMAT COMMENT
------------------                                     -----------                           -------   --------------
FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected to occur.               MM/DD/YYYY

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                                 MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure sale.           2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of the borrower.                MM/DD/YYYY

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the property              MM/DD/YYYY
                              from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.                   2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

LIST_DATE                     The date an REO property is listed at a particular price.                MM/DD/YYYY

OFFER_AMT                     The dollar value of an offer for an REO property.                 2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by the Servicer.            MM/DD/YYYY

REO_CLOSING_DATE              The date the REO sale of the property is scheduled to close.             MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                                  MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the property.

PROP_INSPECTION_DATE          The date a property inspection is performed.                             MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                                         MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on brokers        2
                              price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs are             2
                              completed pursuant to a broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in
                              default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With Mortgage                    MM/DD/YYYY
                              Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                                 No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim Payment                  MM/DD/YYYY

COLUMN/HEADER NAME                                     DESCRIPTION                           DECIMAL   FORMAT COMMENT
------------------                                     -----------                           -------   --------------
MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim                   2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                         MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company                 2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By The Pool              MM/DD/YYYY
                              Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company                    2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                 MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                                  2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                  MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                                   2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                                  2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                                  MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                                   2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                          MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                          MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                           2      No commas(,)
                                                                                                       or dollar
                                                                                                       signs ($)

STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

                                   Exhibit B-3

                              Realized Loss Report

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:_________________________   Date: ______________________________
Phone: ______________________________   Email Address: _____________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------


     WELLS FARGO BANK, N.A. Loan No. _____________________________

     Borrower's Name: ____________________________________________

     Property Address: ___________________________________________

     LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan   $_______________ (1)
(2)  Interest accrued at Net Rate                        ________________(2)
(3)  Accrued Servicing Fees                              ________________(3)
(4)  Attorney's Fees                                     ________________(4)
(5)  Taxes                                               ________________(5)
(6)  Property Maintenance                                ________________(6)
(7)  MI/Hazard Insurance Premiums                        ________________(7)
(8)  Utility Expenses                                    ________________(8)
(9)  Appraisal/BPO                                       ________________(9)
(10) Property Inspections                                ________________(10)
(11) FC Costs/Other Legal Expenses                       ________________(11)
(12) Other (itemize)                                    $________________(12)
        Cash for Keys _________________________          ________________
        HOA/Condo Fees ________________________          ________________
        _______________________________________          ________________
        _______________________________________          ________________
        TOTAL EXPENSES                                  $________________(13)
CREDITS:
(14) Escrow Balance                                     $________________(14)
(15) HIP Refund                                          ________________(15)
(16) Rental Receipts                                     ________________(16)
(17) Hazard Loss Proceeds                                ________________(17)
(18) Primary Mortgage Insurance Proceeds                 ________________(18)

(19) Pool Insurance Proceeds                             _______________(19)
(20) Proceeds from Sale of Acquired Property             _______________(20)
(21) Other (itemize)                                     _______________(21)
     _________________________________________           _______________
     _________________________________________           _______________
        TOTAL CREDITS                                   $_______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $_______________(23)

CALCULATION OF REALIZED LOSS/GAIN - INSTRUCTION SHEET

     The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.  The total of lines 1 through 12.

     Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.  The total of lines 14 through 21.

     Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


3